UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On May 28, 2015, BancFirst Corporation (the “Company”) held its annual meeting of shareholders. As of the record date on April 9, 2015, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 15,517,463, of which 14,043,544 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on two proposals: (i) to elect the 20 directors nominated by our board; and (ii) to ratify BKD, LLP as our independent registered public accounting firm. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 15, 2015. At the meeting, the shareholders elected all 20 directors and ratified our independent auditors.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares

Proposal No. 1-Election of Directors	For	Withheld	Broker Non-Votes

Dennis Brand	12,969,647	434,136	639,761
C.L. Craig, Jr.	13,129,637	274,146	639,761
William H. Crawford	12,628,443	775,340	639,761
James R. Daniel	12,968,367	435,416	639,761
F. Ford Drummond	13,342,183	61,600	639,761
K. Gordon Greer	12,968,305	435,478	639,761
Dr. Donald B. Halverstadt	13,154,659	249,124	639,761
William O. Johnstone	12,969,585	434,198	639,761
Dave R. Lopez	13,160,789	242,994	639,761
J. Ralph McCalmont	13,112,579	291,204	639,761
Tom H. McCasland, III	13,329,481	74,302	639,761
Ronald Norick	13,336,053	67,730	639,761
Paul B. Odom, Jr.	13,128,475	275,308	639,761
David E. Rainbolt	13,202,780	201,003	639,761
H.E. Rainbolt	12,963,571	440,212	639,761
Michael S. Samis	12,448,767	955,016	639,761
Natalie Shirley	13,357,783	46,000	639,761
Michael K. Wallace	12,166,977	1,236,806	639,761
Gregory Wedel	13,354,321	49,462	639,761
G. Rainey Williams, Jr.	13,252,437	151,346	639,761

Proposal No. 2- Ratify Independent	For	Against	Abstained	Broker Non-Votes
Registered Public Accounting Firm	14,029,753	2,298	11,493	-

Item 7.01. Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its common stock and an Interest Payment on its BFC Capital Trust II

On May 28, 2015, BancFirst Corporation’s Board of Directors declared a $0.34 per share cash dividend on its common stock. The dividend is payable July 15, 2015, to shareholders of record on June 30, 2015. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 15, 2015, to shareholders of record on June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date: May 28, 2015	/s/Kevin Lawrence
Kevin Lawrence
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)